ASSIGNMENT AND ASSUMPTION AGREEMENT
                                      AND
             SECOND AMENDMENT TO LOAN AND GUARANTEE AGREEMENTS


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND SECOND AMENDMENT TO LOAN AND GUARANTEE AGREEMENTS (this "Agreement") is made and entered into as of the 30th day of September, 1994, by and among:

     THE STANLEY WORKS SAVINGS TRUST FOR HOURLY PAID EMPLOYEES (the "Hourly Plan Trust"), created under a certain Trust Agreement, effective as of January 1, 1987 (the "Hourly Plan Trust Agreement"), between the Company and State Street Bank and Trust Company as Trustee (in such capacity, the "Hourly Plan Trustee"), and forming a part of The Savings Plan for Hourly Paid Employees of The Stanley Works (the "Hourly Plan");

     THE STANLEY WORKS SAVINGS AND RETIREMENT TRUST (the "Salaried Plan Trust" and, together with the Hourly Plan Trust, the "Trusts"), a trust created under a certain Trust Agreement, effective as of January 1, 1985 (the "Salaried Plan Trust Agreement"), between the Company and State Street Bank and Trust Company as Trustee (in such capacity, the "Salaried Plan Trustee" and, together with the Hourly Plan Trustee, the "Trustees"), and forming a part of The Savings Plan for Salaried Employees of The Stanley Works (the "Salaried Plan" and, together with the Hourly Plan, the "Plans");

     THE STANLEY WORKS, a Connecticut corporation (the "Company");

     THE FINANCIAL INSTITUTIONS IDENTIFIED IN SCHEDULE I ATTACHED
     HERETO (the "Hourly Plan Lenders"); and

     THE FINANCIAL INSTITUTIONS IDENTIFIED IN SCHEDULE II ATTACHED HERETO (the "Salaried Plan Lenders" and, together with the Hourly Plan Lenders, the "Lenders").


                                   RECITALS:


A. The Hourly Plan Lenders are the holders of The Stanley Works Hourly Plan Senior ESOP Notes Due September 30, 2001 (the "Hourly Plan Notes"), issued in the original aggregate principal amount of $40,500,000 by the Hourly Plan Trust and guaranteed by the Company pursuant to that Loan and Guarantee Agreement, dated as of June 6, 1989, among the Hourly Plan Trust, the Company and the lenders identified on the signature pages thereto, as amended by that First Amendment to Loan and Guarantee Agreement, dated as of February, 1993, among the Hourly Plan Trust, the Company and the lenders identified on the signature pages thereto (said Loan and Guarantee Agreement, as so amended, is referred to herein as the "Hourly Plan Loan Agreement").

     B. The Salaried Plan Lenders are the holders of The Stanley Works Salaried Plan Senior ESOP Notes Due September 30, 2001 (the "Salaried Plan Notes" and, together with the Hourly Plan

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Notes, the "Notes"), issued in the original aggregate principal amount of
$54,500,000 by the Salaried Plan Trust and guaranteed by the Company pursuant to that Loan and Guarantee Agreement, dated as of June 6, 1989, among the Salaried Plan Trust, the Company and the lenders identified on the signature pages thereto, as amended by that First Amendment to Loan and Guarantee Agreement, dated as of February, 1993, among the Salaried Plan Trust, the Company and the lenders identified on the signature pages thereto (said Loan and Guarantee Agreement, as so amended, is referred to herein as the "Salaried Plan Loan Agreement" and, together with the Hourly Plan Loan Agreement, the "Loan Agreements").

     C. The Company has determined that it is desirable to (i) combine and consolidate the Plans into a single employee stock ownership plan for both its salaried and its hourly paid employees, (ii) transfer all of the assets and liabilities of the Hourly Plan Trust to the Salaried Plan Trust, (iii) terminate the Hourly Plan Trust, (iv) amend and restate the Salaried Plan to cover both the Company's salaried and hourly paid employees and change the name of the Salaried Plan to "The Stanley Works 401(k) Savings Plan," and (v) make appropriate amendments to the Salaried Plan Trust Agreement and change the name of the Salaried Plan Trust to "The Stanley Works 401(k) Savings Plan Trust" (the combination and consolidation of the Plans and the Trusts as aforesaid is referred to herein as the "Consolidation").

     D. The Consolidation would, without the consent of the Lenders, violate certain covenants set forth in the respective Loan Agreements. The Company and the Trusts have requested that the Lenders grant such consent and the Lenders are willing to do so subject to the terms and the satisfaction of the conditions hereinafter set forth, including, without limitation, the condition that the Salaried Plan Trust shall assume and agree to pay, perform, observe fulfill and be bound by all of the indebtedness, obligations, duties, responsibilities, agreements, terms, conditions and covenants of the Hourly Plan Trust evidenced by or arising under the Hourly Plan Notes, the Hourly Plan Loan Agreement and the other Hourly Plan Loan Documents (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and mutual covenants and promises set forth below, the legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

     1.1. Definitions. In addition to the terms defined in the preamble and Recitals hereto, any capitalized term used but not defined herein shall have the meaning assigned to such term in either of the Loan Agreements, and the following terms shall have the following meanings:

          "Amended Hourly Plan Loan Agreement" means the Hourly Plan Loan Agreement as modified and amended by this Agreement and as the same shall be further modified, amended, supplemented or restated and in effect from time to time.

          "Amended Hourly Plan Notes" means the Hourly Plan Notes as modified and amended by this Agreement and as the same shall be further modified, amended, supplemented, restated, consolidated, extended or renewed and in effect from time to time.

          "Amended Loan Agreements" means the Amended Hourly Plan Loan Agreement and the Amended Salaried Plan Loan Agreement.

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          "Amended Notes" means the Amended Hourly Plan Notes and the
     Amended Salaried Plan Notes.

          "Amended Plan" means the Salaried Plan as modified, amended and restated by, and as renamed as, "The Stanley Works 401(k) Savings Plan" pursuant to the Salaried Plan Amendment.

          "Amended Trust" means the Salaried Plan Trust as organized and constituted under, and as renamed as "The Stanley Works 401(k) Savings Plan Trust" pursuant to, the Amended Trust Agreement.

          "Amended Trust Agreement" means the Salaried Plan Trust Agreement, as modified and amended by the Salaried Plan Trust Agreement Amendment.

          "Amended Salaried Plan Loan Agreement" means the Salaried Plan Loan Agreement as modified and amended by this Agreement and as the same shall be further modified, amended, supplemented or restated and in effect from time to time.

          "Amended Salaried Plan Notes" means the Salaried Plan Notes as modified and amended by this Agreement and as the same shall be further modified, amended, supplemented, restated, consolidated, extended or renewed and in effect from time to time.

          "Assigned Rights" has the meaning assigned to such term in Section
     2.1.

          "Assumed Obligations" has the meaning assigned to such term in
     Section 2.2.

          "Effective Date" has the meaning assigned to such term in Article 5.

          "Hourly Plan Loan Documents" means the Amended Hourly Plan Loan Agreement, the Amended Hourly Plan Notes, any other document or instrument evidencing, relating to, securing or guaranteeing the payment of the Hourly Plan Loans, and any other document or instrument delivered from time to time in connection with the Amended Hourly Plan Loan Agreement, the Amended Hourly Plan Notes or the Hourly Plan Loans, as any such other document or instrument shall be modified, amended, supplemented or restated and in effect from time to time.

          "Hourly Plan Loans" means loans evidenced by the Amended Hourly Plan Notes, made pursuant to the Amended Hourly Plan Loan Agreement.

          "Loan Documents" means the Hourly Plan Loan Documents and the Salaried Plan Loan Documents.

          "Salaried Plan Amendment" has the meaning set forth in Section 5.1(b)(i).

          "Salaried Plan Loan Documents" means the Amended Salaried Plan Loan Agreement, the Amended Salaried Plan Notes, any other document or instrument evidencing, relating to, securing or guarantying the payment of the Salaried Plan Loans, and any other document or instrument delivered from time to time in connection with the Amended Salaried Plan Loan

     Agreement, the Amended Salaried Plan Notes or the Salaried Plan Loans, as any such other document or instrument shall be modified, amended, supplemented or restated and in effect from time to time.

          "Salaried Plan Loans" means loans evidenced by the Amended Salaried Plan Notes, made pursuant to the Amended Salaried Plan Loan Agreement.

          "Salaried Plan Trust Agreement Amendment" has the meaning set forth in Section 5.1(b)(ii).

     1.2. Terminology. Except as otherwise expressly provided in this Agreement: all personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular; the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the Schedules hereto, if any, that are a part hereof, and not to any particular Section, Article, paragraph or other subdivision; "or" is not exclusive; and the words "include," "includes" and "including" are not limiting. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                      ARTICLE 2. ASSIGNMENT AND ASSUMPTION

     2.1. Assignment. The Hourly Plan Trust hereby sells, transfers, assigns and conveys to the Salaried Plan Trust all of the Hourly Plan Trust's right, title and interest in, to and under the Hourly Plan Loan Documents (collectively, the "Assigned Rights").

     2.2. Assumption. Effective as of the date hereof, the Salaried Plan Trust hereby assumes and agrees to pay, perform, observe, fulfill and be bound by all of the indebtedness, obligations, duties, responsibilities, agreements, terms, conditions and covenants of the Hourly Plan Trust evidenced by or arising under any and all of the Hourly Plan Loan Documents (collectively, the "Assumed Obligations").


                 ARTICLE 3.  MODIFICATIONS AND AMENDMENTS

     Subject to the satisfaction of the conditions set forth in Article 5, the parties to this Agreement hereby agree that the Loan Agreements and the Notes shall be, and hereby are, amended as follows:

     3.1. References to Plan, Trust and Trust Agreement. Each of the respective Loan Agreements and each of the respective Notes is hereby amended as follows:

          (a) each reference therein to the term "Plan" shall be deemed to refer to the Amended Plan;

          (b) each reference therein to the term "Trust" shall be deemed to refer to the Amended Trust; and

          (c) each reference therein to the term "Trust Agreement" shall be deemed to refer to the Amended Trust Agreement.

     3.2. References to Loan Documents. Each of the respective Loan Agreements and the respective Notes is hereby amended as follows:

          (a) each reference in the Hourly Plan Loan Agreement to the term "Salaried Plan Loan Agreement" shall be deemed to refer to the Amended Salaried Plan Loan Agreement;

          (b) each reference in the Salaried Plan Loan Agreement to the term "Hourly Plan Loan Agreement" shall be deemed to refer to the Amended Hourly Plan Loan Agreement;

          (c) each reference in the Hourly Plan Notes to the term "Loan Agreement" shall be deemed to refer to the Amended Hourly Plan Loan Agreement;

          (d) each reference in the Salaried Plan Notes to the term "Loan Agreement" shall be deemed to refer to the Amended Salaried Plan Loan Agreement;

          (e) each reference in the Hourly Plan Loan Agreement or in any Hourly Plan Note to the term "Loan Documents" shall be deemed to refer to the Hourly Plan Loan Documents; and

          (f) each reference in the Salaried Plan Loan Agreement or in any Salaried Plan Note to the term "Loan Documents" shall be deemed to refer to the Salaried Plan Loan Documents.


                           ARTICLE 4.  CONSENTS

     4.1. Lenders' Consents and Waivers. Subject to the satisfaction of the conditions set forth in Article 5,

          (a) each Lender hereby consents to the Consolidation and, in each case as provided herein, the assignment of Assigned Rights by the Hourly Plan Trust to the Salaried Plan Trust and the assumption by the Salaried Plan Trust of the Assumed Obligations,

          (b) each Hourly Plan Lender waives any Default or Event of Default under the Hourly Plan Loan Agreement arising from (i) the failure by the Hourly Plan Trust to satisfy (A) the covenant contained in Section 7.2 of the Hourly Plan Loan Agreement with respect to the dissolution and termination of the Hourly Plan Trust pursuant to and in connection with the Consolidation, (B) the covenant contained in Section 7.3 of the Hourly Plan Loan Agreement with respect to the Consolidation and (C) the covenant contained in Section 7.14 of the Hourly Plan Loan Agreement with respect to the assignment made pursuant to Section 2.1 of this Agreement, and (ii) the failure by the Company to satisfy the covenant contained in Section 7.8(e) of the Hourly Plan Loan Agreement with respect to the termination of the Hourly Plan Trust, the changes to the Hourly Plan pursuant to the Salaried Plan Amendment and the adoption of the Amended Plan, in each case in connection with the Consolidation, and

          (c) each Salaried Plan Lender waives any Default or Event of Default under the Salaried Plan Loan Agreement arising from (i) the failure by the Salaried Plan Trust to satisfy the covenant contained in Section 7.3 of the Salaried Plan Loan Agreement with respect to the Consolidation, and (ii) the failure by the Company to satisfy the covenant contained in Section 7.8(e) of the Salaried Plan Loan Agreement with respect to the changes to the Salaried Plan pursuant to the Salaried Plan Amendment, the adoption of the Amended Plan and the amendments to the Salaried Trust Agreement pursuant to the Salaried Plan Trust Agreement Amendment, in each case in connection with the Consolidation.

     4.2. Company's Consents. The Company hereby (a) consents to, and agrees to be bound by, the modifications and amendments to the Notes and the Loan Agreements provided for in this Agreement and to all of the other terms and provisions of this Agreement, and (b) agrees that (i) notwithstanding the Consolidation or the assignment of Assigned Rights to, and the assumption of the Assumed Obligations by, the Salaried Plan Trust, the Company shall remain bound under the respective Loan Agreements (including, without limitation, the provisions of Sections 4.1, 4.2 and 4.3 of each thereof) as modified and amended hereby, (ii) this Agreement shall not, nor shall the Consolidation or the assignment of Assigned Rights to, or the assumption of the Assumed Obligations by, the Salaried Plan Trust, alter (except as expressly provided for herein), limit or impair, or relieve the Company from, any of the Company's indebtedness, obligations and liabilities under or in respect of either of the Loan Agreements, as modified and amended hereby.


                     ARTICLE 5.  CONDITIONS PRECEDENT

     The effectiveness of amendments to the Notes and the Loan Agreements set forth in Article 3, of the Lenders' consents contained in Section 4.1, and of the Lenders' other agreements set forth herein is subject to the satisfaction of, and such amendments, consents and agreements shall become effective on that date (the "Effective Date") on which there shall have been satisfied, all of the following conditions precedent:

     5.1. Receipt of Documents. Each Lender shall have received each of the following instruments, agreements and other documents, each in form and substance satisfactory to Lender and its counsel:

          (a) counterparts of this Agreement, duly executed by the Hourly Plan Trust, the Salaried Plan Trust and the Company;

          (b) copies, certified by the Secretary or an Assistant Secretary of the Company and (in the case of any such instrument, agreement or other document to which either Trust is a party) by an appropriate officer of the Trustee for such Trust, of each of the instruments, agreements and other documents executed or delivered by the Company, the Hourly Plan Trust or the Salaried Plan Trust in connection with the Consolidation, including, without limitation,

               (i) the instrument or instruments by which the Plans are merged and by which the Salaried Plan is amended and restated in connection with the Consolidation (the "Salaried Plan Amendment"),

               (ii) the instrument or instruments by which the Salaried Plan Trust Agreement is amended in connection with the Consolidation (the "Salaried Plan Trust Agreement Amendment"), and

               (iii) the Notice of Transfer of Assets and Liabilities (IRS Form 5310-A) filed with the IRS in connection with the Consolidation;

          (c) an opinion of counsel to the Company and the Trusts, dated the Effective Date, substantially in the form attached hereto as Exhibit A;

          (d) an opinion of counsel to the respective Trustees, dated the Effective Date, substantially in the form attached hereto as Exhibit B;

          (e) a copy, certified by the Secretary or an Assistant Secretary of the Company, of the action or actions of the Board of Directors of the Company authorizing the Consolidation and the execution and delivery of this Agreement;

          (f) a copy, certified by the Secretary or an Assistant Secretary of the Company and by an appropriate officer of the Trustee of the respective Plans, of the action of the Company directing the Trustee of each Plan to consummate the Consolidation and to execute and deliver this Agreement;

          (g) a copy, certified by an appropriate officer of the Trustee of the respective Plans, of any action taken by such Trustee to authorize or approve the execution and delivery of this Agreement;

          (h) a certificate of a senior financial officer of the Company, dated the Effective Date, certifying (i) the truth of the representations and warranties on such date of the Company in Sections 6.1 and 6.4, of the Hourly Plan Trust in Sections 6.2 and 6.4, and of the Salaried Plan Trust in Sections 6.3 and 6.4, (ii) that, after giving effect to the provisions of Section 4.1, no Default or Event of Default under either Loan Agreement has occurred and is continuing on such date, and (iii) that the Company and the Trusts have performed and complied with all the terms and conditions of this Agreement required to be performed or complied with by the Company or the Trusts as a condition to the effectiveness of the Lenders' waivers and consents given pursuant hereto; and

          (i) a certificate, dated the Effective Date, of a responsible officer of the Trustee of the respective Plans, certifying (i) the truth of the representations and warranties on such date of the Hourly Plan Trust in Sections 6.2 and 6.4, and of the Salaried Plan Trust in Sections 6.3 and 6.4, (ii) that, to the extent due to any action by either Trust or failure by either Trust to observe or perform any covenant or agreement contained therein, after giving effect to the provisions of Section 4.1, no Default or Event of Default under either Loan Agreement has occurred and is continuing on such date, and (iii) that the Trusts have performed and complied with all the terms and conditions of this Agreement required to be performed or complied with by the Trusts as a condition to the effectiveness of the Lenders' waivers and consents given pursuant hereto.

     5.2. Truth of Representations and Warranties. Each of the representations and warranties of the Company and the Trusts set forth herein, and each of the representations and warranties set forth in the Loan Agreements, shall be true and correct on the date of this Agreement and on the Effective Date.

     5.3. No Default or Event of Default. On the date hereof and on the Effective Date, no Default or Event of Default (other than the Defaults and Events of Default waived pursuant to paragraphs (b) and (c) of Section 4.1) shall have occurred and be continuing or will occur as a result of giving effect to this Agreement or the Consolidation.

     5.4. Completion of Consolidation. The Consolidation shall have been consummated and completed.


                ARTICLE 6.  REPRESENTATIONS AND WARRANTIES

     6.1. Of the Company. The Company hereby represents and warrants to the Lenders that

          (a) Each representation and warranty of the Company set forth in the respective Loan Agreements is hereby restated and affirmed as true and correct as of the date hereof and as of the Effective Date;

          (b) The execution and delivery by the Company of this Agreement, the Salaried Plan Amendment and the Salaried Plan Trust Agreement Amendment, the consummation of the Consolidation and the performance by the Company of its obligations under this Agreement, the Amended Plan, the Amended Trust Agreement and the Amended Loan Agreements (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or (except for such filings as have heretofore been made) filing with, any Governmental Authority, (iv) do not contravene, or constitute a default (other than the Defaults and Events of Default waived pursuant to paragraphs (b) and (c) of
     Section 4.1) under (A) the Company's articles of incorporation or bylaws,
     (B) either Plan, either Trust Agreement, the Amended Plan or the Amended Trust Agreement, (C) any law, rule or regulation applicable to the Company or any of its Subsidiaries, (D) any judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries, or
     (E) any agreement, instrument or contract to which the Company or any of its Subsidiaries is a party or by or to which the Company, any Subsidiary or any properties of the Company or any Subsidiary may be affected, bound or subject, and (v) do not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries; and

          (c) This Agreement, the Salaried Plan Amendment and the Salaried Plan Trust Agreement Amendment each has been validly executed and delivered by the Company and this Agreement, the respective Amended Loan Agreements, the Amended Plan and the Amended Trust Agreement each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof or thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

     6.2. Of the Hourly Plan Trust. The Hourly Plan Trust hereby represents and warrants to the Lenders that

          (a) Each representation and warranty of the Hourly Plan Trust set forth in the Hourly Plan Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof and as of the Effective Date, provided that, to extent that the Hourly Plan Lenders have any Lien on the assets of the Hourly Plan Trust to secure the Obligations (as defined in the Hourly Plan Loan Agreement) of the Hourly Plan Trust, the representation of the Hourly Plan Trust set forth in Section 5.7(a) of the Hourly Plan Loan Agreement is incorrect.

          (b) The execution and delivery by the Hourly Plan Trust and the Hourly Plan Trustee of this Agreement, the Hourly Plan Trust's performance hereunder and the consummation of the Consolidation (i) are within the powers of the Hourly Plan Trust, (ii) have been duly authorized by all necessary trust and other action, (iii) require no action by or in respect of, or (except for such filings as have heretofore been made) filing with, any Governmental Authority, (iv) do not contravene, or constitute a default (other than the Defaults and Events of Default waived pursuant to paragraphs (b) and (c) of Section 4.1) under, the Hourly Plan Trust Agreement, any law, rule or regulation applicable to the Hourly Plan Trust, any judgment, injunction, order, decree or other instrument binding upon the Hourly Plan Trust, or any agreement, instrument or contract to which the Hourly Plan Trust is a party or by or to which the Hourly Plan Trust or any of its properties may be affected, bound or subject, and (v) do not result in the creation or imposition of any Lien on any asset of the Hourly Plan Trust; and

          (c) This Agreement has been validly executed and delivered by the Hourly Plan Trustee and this Agreement constitutes a legal, valid and binding obligation of the Hourly Plan Trust, enforceable against the Hourly Plan Trust in accordance with its terms, except as the enforceability hereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

     6.3. Of the Salaried Plan Trust. The Salaried Plan Trust hereby represents and warrants to the Lenders that

          (a) Each representation and warranty of the Salaried Plan Trust set forth in the Salaried Plan Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof and as of the Effective Date, provided that, to extent that the Salaried Plan Lenders have any Lien on the assets of the Salaried Plan Trust to secure the Obligations (as defined in the Salaried Plan Loan Agreement) of the Salaried Plan Trust, the representation of the Salaried Plan Trust set forth in Section 5.7(a) of the Salaried Plan Loan Agreement is incorrect;

          (b) Assuming that each reference therein to the Hourly Plan Trust was a reference to the Amended Trust, each representation and warranty of the Hourly Plan Trust set forth in the Hourly Plan Loan Agreement is hereby restated and affirmed as true and correct as of the Effective Date;

          (c) The execution and delivery by the Salaried Plan Trust of this Agreement, the Salaried Plan Trust's performance thereunder, the incurrence and performance of the Assumed

     Obligations by the Salaried Plan Trust, the consummation of the Consolidation or the performance by the Amended Trust of its obligations under the Amended Loan Agreements and the Amended Notes (i) are within the powers of the Salaried Plan Trust and the Amended Trust, (ii) have been duly authorized by all necessary trust and other action, (iii) require no action by or in respect of, or (except for such filings as have heretofore been made) filing with, any Governmental Authority, (iv) do not contravene, or constitute a default (other than the Defaults and Events of Default waived pursuant to paragraphs (b) and (c) of Section 4.1) under, the Salaried Plan Trust Agreement or the Amended Trust Agreement, any law, rule or regulation applicable to the Salaried Plan Trust or the Amended Trust, any judgment, injunction, order, decree or other instrument binding upon the Salaried Plan Trust or the Amended Trust, or any agreement, instrument or contract to which the Salaried Plan Trust or the Amended Trust is a party or by or to which the Salaried Plan Trust or the Amended Trust or any of its properties may be affected, bound or subject, and (v) do not result in the creation or imposition of any Lien on any asset of the Salaried Plan Trust;

          (d) This Agreement has been validly executed and delivered by the Salaried Plan Trustee and this Agreement constitutes a legal, valid and binding obligation of the Salaried Plan Trust, enforceable against the Salaried Plan Trust in accordance with its terms, except as the enforceability hereof or thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally;

          (e) The respective Amended Loan Agreements and of the respective Amended Notes each constitutes a legal, valid and binding obligation of the Salaried Plan Trust and of the Amended Trust, enforceable against the Salaried Plan Trust and the Amended Trust in accordance with its terms, except as the enforceability hereof or thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally; and

          (f) The Salaried Plan Trust Agreement Amendment has been validly executed and delivered by the Salaried Plan Trustee and the Amended Trust Agreement constitutes a legal, valid and binding obligation of the Salaried Plan Trustee, enforceable against the Salaried Plan Trustee in accordance with its terms, except as the enforceability thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

     6.4. Of the Company and the Trusts. The Company and each of the Trusts, respectively, each as to itself, hereby represent and warrant to the Lenders that

          (a) No Default or Event of Default (other than the Defaults and Events of Default waived pursuant to paragraphs (b) and (c) of Section 4.1) has occurred and is continuing on the date hereof or on the Effective Date;

          (b) No litigation, investigation or proceeding of or before any arbitrator, court or Governmental Authority is pending or, to the knowledge of the Company or either Trust, threatened by or against the Company, any of its Subsidiaries or either Trust (i) with respect to this Agreement or any of the Loan Documents or (ii) which could have a material adverse effect upon ability of the Company or either Trust to perform its obligations under any of the Loan Documents;

          (c) The Amended Trust is a trust duly created and validly existing under an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code and is a "qualified trust" within the meaning of
     Section 401(a) of the Code;

          (d) the Amended Plan and the Amended Trust have complied with Section 4975(e)(7) and Section 401(a) of the Code and the Amended Trust is exempt from federal income taxation under Section 501(a) of the Code;

          (e) The Amended Plan is an employee stock ownership plan within the meaning of Section 407(d)(6) of ERISA and Section 4975(e)(7) of the Code; and

          (f) The consummation of the Consolidation shall not, nor shall the execution and delivery by either Trust or the Company of this Agreement, the performance by the Company or either Trust of this Agreement or the performance by the Company or the Amended Trust of the Amended Loan Agreements or the Amended Notes (i) constitute a violation of, or give rise to any liability under, Title I of ERISA or Section 4975 of the Code or
     (ii) adversely affect the status of any Loan as a "securities acquisition loan" within the meaning of Section 133(a) of the Code.


                            ARTICLE 7. MISCELLANEOUS

     7.1. Entire Agreement. This Agreement constitutes the entire agreement among the parties as to the subject matter hereof and supersedes any prior written or verbal understanding, and shall be amended only pursuant to a written instrument executed by each of the parties hereto.

     7.2. Benefit of Lenders. The execution and delivery of this Agreement is partially for the benefit of the Lenders, and any Lender shall be entitled to enforce against the Company or either of the Trusts the terms and provisions of this Agreement.

     7.3. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     7.4. Effective Date. This Agreement shall be effective on and as of the Effective Date.

     7.5. Additional Covenants of the Company. In addition to its covenants set forth in the Amended Loan Agreements, the Company hereby agrees as follows (and the following covenants shall be deemed to be included in the covenants of the Company set forth in Section 7 of each of the respective Loan Agreements):

          (a) Determination Letter. The Company shall promptly apply for, and use its best efforts to obtain and deliver to the Lenders as promptly as practicable, a determination letter from the IRS to the effect that the Amended Plan and the Amended Trust meet the requirements for qualification under Sections 401(a) and 4975(e)(7) of the Code, such letter not to contain any conditions reasonably deemed unacceptable to the Required Lenders.

          (b) Expenses. The Company shall pay all out-of-pocket expenses of the Lenders incurred in connection with the preparation and negotiation of this Agreement and the related documents, including the reasonable fees and disbursements of Womble Carlyle Sandridge & Rice, counsel to Wachovia Bank of North Carolina, N.A.

          (c) Indemnity. Subject to Section 11.16(b) of the respective Loan Agreements, the Company agrees to indemnify each Lender against, and hold each Lender harmless from, any loss, cost, charge, expense (including reasonable attorneys' fees), claims, demands, suits, damages, penalties, taxes, fines, levies and assessments which may be asserted or imposed against, or suffered or incurred by, any Lender as a direct or indirect result of: (i) any representation or warranty of either Trust or the Company in this Agreement being untrue or inaccurate in any respect; (ii) the failure by either Trust or the Company to observe, perform or comply with any of its covenants, undertakings or obligations set forth in this Agreement; (iii) failure of any Loan to qualify or continue to qualify for the exemption under 4975(d)(3) of the Code from the prohibited transaction tax imposed by Section 4975(a) of the Code or for the exemption from the prohibited transaction provisions of Section 4975(c) of the Code or of
     Section 406(a) or 406(b) of ERISA; (iv) any and all documentary stamp taxes, transfer taxes or interest equalization taxes or similar excise taxes, assessments or charges which may at any time be determined to be payable by any Lender with respect to the execution and delivery by either Trust or the Company of this Agreement; and/or (v) any claim of whatever nature against any Lender arising from the administration of the Amended Plan or the Amended Trust or any assets thereof, or relating in any manner to this Agreement or the Consolidation, asserted by any participant or beneficiary of the Amended Plan or the Amended Trust or by any shareholder of the Company, which loss or expense under clause (v) occurs after a judicial determination or governmental directive, provided that each Lender shall be indemnified for costs and attorneys' fees incurred by such Lender prior to and irrespective of the occurrence of such judicial determination or governmental directive. The obligations of the Company under this paragraph (c) shall survive the payment of the Loans.

          (d) Further Assurances. The Company and the Trusts or (after the Consolidation) the Amended Trust shall execute and deliver to the Lenders such further instruments and take such further actions as any Lender may reasonably request in order to effect the purposes of this Agreement.

     7.6. Applicable Law. This Agreement shall be construed in accordance with and governed by, and any dispute arising out of or related to this Agreement (and whether arising in contract, tort, equity, or otherwise) shall be resolved in accordance with, the internal laws and not the conflicts of law provisions of the State of North Carolina, but giving effect to federal laws applicable to national banks. This Agreement is intended to be effective as an instrument executed under seal.

     7.7. Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, rules and regulations. If any provision of any of this Agreement or the application hereof to any Person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement nor the application of such provision to other Persons or circumstances shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.

     7.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one instrument.

     7.9. No Novation. Except as herein expressly modified and amended, the Notes and the Loan Agreements shall be and continue in full force and effect. None of the parties hereto intends that anything in this Agreement shall be construed as a novation, and this Agreement does not effect a novation. The Company and the Amended Trust each hereby ratifies and confirms its indebtedness under and its liabilities, indebtedness, duties, obligations and responsibilities under, the respective Loan Agreements and the respective Notes, each as the same heretofore may have been and by this Agreement hereby are amended, modified and supplemented, and acknowledges that each of the Loan Agreements and each of the Notes, as so amended, modified and supplemented, is fully enforceable in accordance with its terms and that neither the Company nor the Amended Trust has any right of setoff, counterclaim or defense to the payment or enforcement thereof. Each Loan Agreement and Note, all prior amendments, modifications, supplements and extensions thereto and modifications thereof, if any, and this Agreement each shall be construed together as a single instrument.

     7.10. No Other Waiver. No waiver by any Lender under either of the Loan Agreements or any other Loan Document is granted or intended except as expressly set forth herein, and the Lenders expressly reserve the right to require strict compliance with the terms of the Loan Agreements and the other Loan Documents in all other respects. The waivers granted herein shall not constitute a modification of either Loan Agreement or a course of dealing with any Lender at variance with either Loan Agreement such as to require further notice by such Lender or any other Lender in order to require strict compliance with the terms of the respective Loan Agreements and the other Loan Documents in the future.

     IN WITNESS WHEREOF, each of the undersigned has executed this Assignment and Assumption Agreement and Second Amendment to Loan and Guarantee Agreements.


                              HOURLY PLAN TRUST:

                              THE STANLEY WORKS SAVINGS TRUST FOR HOURLY PAID EMPLOYEES, created under a certain Trust Agreement, effective as of January 1, 1987, and forming a part of The Savings Plan for Hourly Paid Employees of The Stanley Works

                              By: STATE STREET BANK AND TRUST COMPANY,
                                  as Trustee


                                  By:    Kelly O. Driscoll
                                  Title: Vice President

                              By: THE STANLEY WORKS,
                                  Plan Administrator


                                  By:    Brenda J. Bemben
                                  Title: Assistant General Counsel and
                                         Assistant Secretary

                [Signatures continued from preceding page]

                              SALARIED PLAN TRUST:

                              THE STANLEY WORKS SAVINGS AND RETIREMENT TRUST, created under a certain Trust Agreement, effective as of January 1, 1985, and forming a part of The Savings Plan for Salaried Employees of The Stanley Works

                              By:  STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee


                                   By:    Kelly O. Driscoll
                                   Title: Vice President

                              By:  THE STANLEY WORKS,
                                   Plan Administrator


                                   By:    Brenda J. Bemben
                                   Title: Assistant General Counsel
                                          and Assistant Secretary

                [Signatures continued from preceding page]

                              COMPANY:

                              THE STANLEY WORKS


                                   By:    Brenda J. Bemben
                                   Title: Assistant General Counsel
                                          and Assistant Secretary

                [Signatures continued from preceding page]

                              LENDERS:

                              WACHOVIA BANK OF NORTH CAROLINA, N.A., as an Hourly Plan Lender and a Salaried Plan Lender


                                   By:    Robert G. Brookby
                                   Title: Senior Vice President-Group
Executive

                [Signatures continued from preceding page]

                              MASSACHUSETTS MUTUAL LIFE INSURANCE
                              COMPANY, as an Hourly Plan Lender and a
                              Salaried Plan Lender

                                   By:    Michael L. Klofas
                                   Title: Second Vice President




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                [Signatures continued from preceding page]

                              LENDERS (Continued):

                              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as an Hourly Plan Lender and a Salaried Plan Lender

                              By:  LINCOLN NATIONAL INVESTMENT
                                   MANAGEMENT COMPANY,
                                   Attorney-in-Fact

                                   By:    David C. Patch
                                   Title: Vice President


                              AMERICAN STATES LIFE INSURANCE COMPANY -
                              UNIVERSAL LIFE, as a Salaried Plan Lender

                              By:  LINCOLN NATIONAL INVESTMENT
                                   MANAGEMENT COMPANY,
                                   Attorney-in-Fact

                                   By:    David C. Patch
                                   Title: Vice President


                              FIRST PENN-PACIFIC LIFE INSURANCE COMPANY, as a Salaried Plan Lender

                              By:  LINCOLN NATIONAL INVESTMENT
                                   MANAGEMENT COMPANY,
                                   Attorney-in-Fact


                                   By:    David C. Patch
                                   Title: Vice President

                [Signatures continued from preceding page]

                              LINCOLN NATIONAL LIFE REINSURANCE COMPANY, as a Salaried Plan Lender

                              By:  LINCOLN NATIONAL  INVESTMENT
                                   MANAGEMENT COMPANY,
                                   Attorney-in-Fact


                                   By:    David C. Patch
                                   Title: Vice President


                              SECURITY-CONNECTICUT LIFE INSURANCE
                              COMPANY - UNIVERSAL LIFE, as a Salaried
                              Plan Lender

                              By:  LINCOLN NATIONAL  INVESTMENT
                                   MANAGEMENT COMPANY,
                                   Attorney-in-Fact


                                   By:    David C. Patch
                                   Title: Vice President